THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Discovery Premier Group Retirement Annuity

Supplement to Prospectus Dated May 1, 2013

Supplement dated June 27, 2013

This Supplement should be read and retained with the current Prospectus for your annuity. This Supplement is intended to update certain information in the Prospectus for the Discovery Premier Group Retirement Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to provide notice that the Board of Trustees approved replacing Marsico Capital Management, LLC with Brown Advisory, LLC, as subadviser to the Prudential Series Fund (“PSF”) Global Portfolio.

PROSPECTUS CHANGES

Effective on or about June 17, 2013, Marsico Capital Management, LLC was replaced by Brown Advisory, LLC as subadviser to the PSF Global Portfolio.

All references in the Prospectus to “Marsico Capital Management, LLC” should be replaced with “Brown Advisory, LLC (“Brown Advisory”)”.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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